EXHIBIT A

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement” or “Subscription Agreement”) is entered into by and between Rogue One, Inc., a Nevada corporation (the "Company"), and Tysadco Partners, LLC a Delaware limited liability company (the “Investor”) and this Agreement is effective on the last date at which this Agreement is executed on the last page hereof (the ‘Effective Date”). As used herein the term “Parties” is used to identify the Company and the Investor, jointly.

WHEREAS:

A.	The Parties jointly acknowledge and agree that this Agreement is attached as Exhibit A to that certain Equity Line of Credit Agreement dated October 5, 2021 (the “Credit Agreement”) as entered into by and between the Company and the Investor.

B.	The Parties jointly acknowledge and agree that prior to the date of this Agreement that they have had a pre-existing relationship of more than one (1) year.

C.	Prior to entering into the Credit Agreement and prior to entering into this Agreement, the Investor acknowledges and agrees that it has had a sufficient opportunity to ask questions of the Company’s officers and directors regarding the Company’s corporate and financial affairs and its prospects and to receive answers to all said questions that has allowed the Investor to make an informed investment decision.

D.	The Investor warrants and represents that it (including all holders of Investor’s membership interests) are each an “Accredited Investor” as that term is used in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).

E.	The Investor warrants and represents that it is sophisticated and experienced in acquiring the restricted (unregistered) securities of small, early-stage companies and in evaluating the risks and uncertainties associated with acquiring the securities of such companies.

F.	The Investor acknowledges and agrees that prior to entering into this Agreement, the Investor reviewed and evaluated each of the Company’s Annual Report on Form 10-K and each of the Company’s Quarterly Reports on Form 10-Q for each of the four (4) fiscal years immediately preceding the Effective Date (collectively as the “Periodic Filings”) that has allowed the Investor to make an informed investment decision.

G.	The Investor acknowledges and agrees that it understands that the Company’s Common Stock trades only on a limited and sporadic basis and that no liquid and continuous trading market for the Company’s Common Stock exists and there can be no assurance that any such trading market will ever exist or, of it does exist, that it can be sustained.

H.	The Investor acknowledges and agrees that it understands and appreciates that the Company is insolvent in that the Company’s Total Liabilities exceed its Total Assets and there can be no guarantee that the Company will become solvent and otherwise have any ability to execute and undertake its business plans or otherwise avoid bankruptcy.

I.	The Investor acknowledges and agrees that it understands that the Company has not, at any time, paid any dividends to the holders of the Company’s Common Stock and there can be no assurance that it will pay any dividends to the holders of the Company’s Common Stock at any time in the future.

J.	The Investor acknowledges that it understands that certain holders of the Company’s preferred stock hold “super-voting rights” and that on that basis said holders are able to control the Company.

K.	The Investor acknowledges and agrees that it has reviewed and evaluated each of the “Risk Factors” set forth in each of the Company’s Periodic Filings and that it can afford the total loss of its investment in that it can fully accept that the Securities that it acquires from the Company may become worthless since the Company’s Securities are a “HIGH RISK” investment and Investor acknowledges and agrees that it may incur the total loss of its investment.

L.	Each of the Parties acknowledges and agrees that they are and have been represented by independent legal counsel of their own choosing at all times throughout the negotiation and execution of the Subscription Agreement and this Agreement.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.01       Matter of Representations and Warranties. Each of the Parties agree that the representations and warranties set forth in paragraphs “A” through “L” (inclusive) set forth above and those set forth below are material terms of this Agreement. The Parties acknowledge and agree that the Investor shall, pursuant to the Credit Agreement, execute and deliver to the Company, a fully executed copy of this Agreement upon its delivery of any portion of the Commitment Amount together with any other documents as may be reasonably requested by the Company.

1.02        Acquisition of the Company’s Common Stock by Investor. The Investor hereby irrevocably agrees that pursuant to the Credit Agreement, it is acquiring such number of shares of the Company’s common stock (par value $.00001) ("Common Stock" or “Securities”) upon the terms and conditions set forth in the Credit Agreement and as set forth on the last page of this Agreement. The Parties acknowledge and agree that all of the Securities to be acquired by the Investor are pursuant to the Company’s claim to the exemption provided by Section 4(a)(1) of the 1933 Act and Rule 506(b) of the 1933 Act and under certain other laws, including the securities laws of certain states. Neither the Company nor any other person will receive any fee or commission in connection with such sale. If the shares of the Company’s Common Stock to be acquired by the Investor to be sold to Investor (as set forth in the Credit Agreement) then the Investor agrees that it shall wire transfer the amount due the Company directly to the Company in accordance with the Credit Agreement.

The Company agrees that within three (3) business days after the receipt by the Company of good funds from the Investor, it shall evidence its acceptance by countersigning and mailing an original of the Credit Agreement and this Agreement along with a stock certificate representing the Securities to the Investor, unless the Parties agree to have the Company’s transfer agent hold the Securities via direct registration pending further instructions from the Investor.

1.03       Representations of the Investor.

1.03.01        Status of Representations by the Investor. Each of the statements and each of the representations made by the Investor in paragraphs labelled “A” though “L” on the first two (2) pages of this Agreement are material terms of this Agreement and the Investor agrees that the Company has entered into this Agreement as a result of those representations.

1.03.02 Status of the Securities. Notwithstanding the Company’s obligations to undertake its best efforts to prepare and file a registration statement with the Securities and Exchange Commission as set forth in the Credit Agreement, the Investor acknowledges that none of the Securities, as of the date of this Agreement, have been registered under the 1933 Act, or the securities laws of any state, in that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of such Securities for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing of said Securities made in full compliance with all applicable provisions of the 1933 Act, the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder, and applicable state securities laws; and that such Securities must be held indefinitely unless they are subsequently registered under the Act, or an exemption from such registration is available, and will require an opinion of counsel that registration is not required under the Act or such state securities laws, and that the certificates to be issued will bear a legend indicating that transfer of the Securities have not been so registered and the legend may bear the following or similar words:

The Securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act") and the securities laws of any state. These Securities have been acquired for investment purposes and not with a view to distribution or resale, and may not be sold, assigned, made subject to a security interest, pledged, hypothecated, transferred or otherwise disposed of without an effective Registration Statement for such Securities under the Act, and applicable state securities laws, or an opinion of counsel reasonably satisfactory to the Company to the effect that registration is not required under such Act and such state securities laws.

In connection with the purchase of the Securities, the Investor represents and warrants that:

(a)       Absence of General Solicitation. Investor has not received any general solicitation or general advertising regarding the purchase of the Securities.

       (b)       Absence of any Finder. To the best of the Investor’s knowledge there is no finder in connection with this transaction or the subject matter of this Agreement, the Credit Agreement, or both.

(c)       Sophistication of Investor. The Investor has sufficient knowledge and experience of financial and business matters so that it is able to evaluate the merits and risks of purchasing the Securities and it has had substantial experience in previous private and public purchases of securities.

(d)       Matter of Liquidity of Investment. With respect to any Securities that will not be included in any registration statement to be prepared and filed by the Company (as set forth in the Credit Agreement) the Investor agrees that it that does not require or have any liquidity needs for the funds being used to purchase the Securities, it has adequate means to provide for any personal needs, and possesses the ability to bear the economic risk of holding the Securities purchased hereunder indefinitely, and can afford a complete loss on the purchase of these Securities.

(e)       Opportunity to Ask Questions & Receive Answers. During the transaction and prior to purchase, the Investor has read this Agreement and has had full opportunity to ask questions of and receive answers from the Company and its officers and authorized representatives regarding the terms and conditions of this Agreement, and the transactions contemplated hereby, as well as the affairs of the Company and related matters including the Company’s Periodic Reports. It understands that it may have access to whatever additional information or documents concerning the Company, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that it reasonably requests.

(f)       Restricted Securities Legends for Securities Not Registered. The Investor agrees that a restrictive legend will be placed upon the certificates representing the Securities purchased hereunder, and that instructions will be placed upon the Company's records for the Securities prohibiting the transfer of the Securities absent full compliance with the 1933 Act and applicable state securities laws.

(g)       Use of Proceeds. The Investor understands that the Company intends to use the proceeds from the sale of the Securities for general working capital purposes and the Investor will not receive or hold any security interest in any asset owned or acquired by the Company.

(h)       Arbitrary Purchase Price of Securities. The purchase price of the Securities being purchased hereby has been determined based solely on the current market price of the Common Stock, and bears no relationship to the assets or book value of the Company, or other customary investment criteria.

(i)       Absence of Re-Sale Agreement and/or Arrangement. There is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Securities or any part thereof, and the Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement.

2.01 No Legal Advice from the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transaction contemplated by this Agreement with its own legal counsel and investment and tax advisors (collectively, “Advisors”). The Investor is relying solely on its own Advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by the Credit Agreement, this Agreement, or the securities laws of any jurisdiction.

3.00       Governing Law & Miscellaneous.

(a)	Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York , applicable to contracts to be wholly performed within said State, without regard to the principles of conflict of laws.

(b)	Blue Sky Qualification. The purchase of Securities under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in such jurisdiction, so long as the Purchase Price is immediately returned to the Investor via wire transfer.

(c)	Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

(d)	Headings. The headings of this Agreement are for convenience of reference and shall not form part of or affect the interpretation of this Agreement.

(e)	Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(f)	Entire Agreement, Amendments. The Credit Agreement and this Agreement jointly and together supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the other transaction documents contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived or amended other than by an instrument in writing by the party to be charged with enforcement.

(g)	Facsimile Signatures. This Agreement may be executed and delivered by facsimile signature and/or by electronic mail delivery. A signed facsimile or photocopy or digital scan of this Agreement shall be treated as an original, and shall be deemed to be as binding, valid, genuine, and authentic as an originally signed agreement for all purposes, including without limitation all matters of evidence and the “best evidence” rule.
(h)	Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) upon receipt when sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be as set forth immediately following the signatures of each party on the last page of this Agreement. Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number.

4.00 Arbitration. Any dispute or claim arising to or in any way related to this Agreement, each and every Subscription Agreement and all of them, shall be settled by confidential and binding arbitration in Tulsa, Oklahoma. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA"). AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. Each party shall pay its own expenses associated with such arbitration (except as set forth in Section 2.05 Above). A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations. The decision of the arbitrators shall be rendered within 60 days of submission of any claim or dispute, shall be in writing and mailed to all the parties included in the arbitration and the decision of the arbitrators shall be binding upon the Parties and judgement in accordance with that decision may be entered in any court having jurisdiction thereof. FURTHER, EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE THAT MAY ARISE OUT OF OR INTERPRETING THIS AGREEMENT WILL CAUSE EACH PARTY UNDUE AND UNWANTED ADVERSE PUBLICITY AND FOR THIS REASON EACH PARTY HEREBY EXPRESSLY WAIVES ALL RIGHTS THAT IT MAY HAVE TO A JURY TRIAL.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the last date shown immediately following the signature (below).

FOR THE COMPANY:

Rogue One, Inc.

By: ____________________________ Date: ______________________

Joe E. Poe, Jr., Chief Executive Officer

Mailing Address of the Company:

_______________________________________________________________________________

_______________________________________________________________________________

Telephone Number and Email of the Company:

_______________________________________________________________________________

FOR THE INVESTOR:

Tysadco Partners, LLC

By: ____________________________ Date: ______________________

Robert Delvecchio, Manager

Mailing Address of the Investor:

_______________________________________________________________________________

_______________________________________________________________________________

Telephone Number and Email of the Investor:

_______________________________________________________________________________

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

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